UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices)                (Zip code)

With a copy to:
Gregory A. Reid	George J. Zornada
Salient Midstream & MLP Fund	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/12

Date of reporting period: 11/30/12

Item 1.	Reports to Stockholders.

Salient Midstream & MLP Fund

Annual Report to Shareholders

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

January 17, 2013

Dear Fellow Shareholders:1

It has been an exciting six months since our initial public offering (“IPO”) on May 24, 2012 and we are pleased to provide you with our annual investor letter to update you on the Fund’s investments and performance since inception. As a reminder, the Salient Midstream & MLP Fund priced its IPO on May 24, 2012 at $20.00 per share and received net proceeds of $171.5 million from the IPO, which includes the net proceeds from the sale of nine million shares, and an additional 459,100 shares for net proceeds of $8.8 million that were exercised as part of the over allotment option.

As of November 30, 2012, the Fund had total investments of approximately $262.3 million, which includes the $171.5 million net proceeds from the IPO as well as $75.2 million that was funded with borrowings under our revolving credit facility. Immediately following the IPO, the Fund’s net asset value (NAV) totaled $19.06 per share, which represents the offering price less underwriting discounts and other offering expenses. As of November 30, 2012, the Fund’s net assets were $183.7 million and the NAV per share was $19.40.2 The Fund’s investments are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 holdings are shown below, as of November 30, 2012:

Company Name	Sector	% of Gross Assets
Kinder Morgan Management, LLC	MLP Affiliate	8.7%
Enterprise Products Partners, L.P. **	MLP	8.5%
Plains All American Pipeline, L.P. *	MLP	6.5%
El Paso Pipeline Partners, L.P. *	MLP	5.3%
Kinder Morgan, Inc.	Midstream Company	5.0%
Linn Co., LLC	MLP Affiliate	4.7%
Teekay Offshore Partners, L.P.	Marine Midstream	4.6%
Williams Companies, Inc.	Midstream Company	4.5%
Enbridge Energy Management, LLC	MLP Affiliate	4.3%
Energy Transfer Equity, L.P. *	MLP	4.2%
Total		56.2%

* Held indirectly through the wholly owned C-Corporation, Salient Midstream & MLP Fund, Inc.

** A portion of the shares are held indirectly through the C-Corporation☒

Note: These holdings include restricted and unrestricted shares

Source: Salient Capital Advisors, LLC, November 2012

Since the IPO, the top five contributors to the Fund’s performance include Plains All American Pipeline (PAA), Energy Transfer Equity (ETE), Rose Rock Midstream (RRMS), Kinder Morgan Management (KMR), and Magellan Midstream Partners (MMP). The five largest detractors to the Fund’s performance include Crosstex Energy, Inc. (XTXI), Crosstex Energy L.P. (XTEX), Golar LNG Partners (GMLP), Whiting USA Trust II (WHZ), and Centerpoint Energy (CNP). For the period ended November 30, 2012, the Fund’s derivative transactions detracted approximately $5.8 million from the Fund’s performance.

The Fund paid its first distribution of $0.325 per share in late August and its second distribution of $0.33 per share in early December, all of which is return of capital for tax purposes, which represents a 6.6% yield on the Fund’s $20.00 initial public offering price.

2012 Review

In 2012, the Alerian MLP Index lagged the S&P 500 for the first time in 12 years. The AMZ generated a total return of 4.8% — which was more than 11% behind the SPX total return of 16.0%. Distribution growth in 2012 came in above our expectations (7.7% actual vs. 6.5% expected) but MLP prices fell, driving the yield on the index from 6.1% at the end of 2011 to 6.6% at the end of 2012.

MLPs lagged the S&P 500 all year long, but almost half of the relative underperformance for 2012 occurred over the last two months. In fact, the AMZ was down 3.9% while the S&P 500 was up 1.5% during the November-December time frame. We believe a major culprit of the recent weakness was the expected change in long-term capital gains tax rates, which moved from 15% in 2012 to 20% plus the 3.8% Medicare surcharge on January 1 (for a total tax rate of 23.8%) for those with income above a certain threshold. Since MLPs have been up cumulatively over 100% on a price basis since the end of 2008, we believe that some investors may have locked in the 15% tax rate before year-end. Not surprisingly, MLPs have had a significant bounce thus far in January as the tax selling abated.

2013 Outlook

Due to the relative weakness in 2012, we believe that total returns in 2013 could potentially be strong. The yield of the AMZ was ~6.6% on December 31 and many analysts currently anticipate 6.5% to 7.0% distribution growth in 2013.

Below is a table showing the range of potential returns in 2013 for MLPs based on different yield and distribution growth assumptions.

The risk factors that may impact MLP and midstream company volumes, cash flow, and valuations this year include (but are not limited to) potential economic weakness, questions regarding the tax status of MLPs, a decline in crude oil, natural gas, and natural gas liquids (NGL) prices, and widening credit spreads.

Summary

We believe the Fund’s first six months of operations have gone well, and we remain optimistic about the outlook in 2013. We believe valuations for MLPs and Midstream Companies remain attractive and we look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

SALIENT MIDSTREAM & MLP FUND

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Salient Midstream & MLP Fund:

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ equity of Salient Midstream & MLP Fund and Subsidiary (the Fund), including the consolidated schedule of investments, as of November 30, 2012, and the related consolidated statements of operations, changes in net assets and cash flows, and the consolidated financial highlights for the period May 24, 2012 (commencement of operations) through November 30, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient Midstream & MLP Fund and Subsidiary as of November 30, 2012, the results of their operations, changes in their net assets, their cash flows and the financial highlights for the period May 24, 2012 through November 30, 2012 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

January 29, 2013

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

November 30, 2012

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—141.1%
Coal—3.0%
United States—3.0%
Alliance Holdings GP, L.P.(1)(2)(4)	118,771	$5,450,401

		5,450,401

Crude/Refined Products Pipelines—43.7%
United States—43.7%
Enbridge Energy Management, LLC(2)(3)(4)	387,399	11,428,284
Kinder Morgan Management, LLC(2)(3)(4)	306,829	23,288,346
Kinder Morgan, Inc.(2)	392,078	13,256,157
Magellan Midstream Partners, L.P.(1)(2)(4)	114,000	5,070,720
MPLX, L.P.(4)	51,100	1,474,746
Plains All American Pipeline, L.P.(1)(2)(4)	370,000	17,234,601
Rose Rock Midstream, L.P.(2)	183,123	5,982,628
Summit Midstream Partners, L.P.(2)(4)	128,566	2,540,464

		80,275,946

Diversified Pipelines—3.2%
Canada—3.2%
TransCanada Corp.(2)	127,000	5,840,730

		5,840,730

Natural Gas Gathering/Processing—38.7%
United States—38.7%
Crosstex Energy, Inc.(2)	733,805	9,429,394
Crosstex Energy, L.P.(2)(4)	416,451	6,280,081
DCP Midstream Partners, L.P.	154,712	6,479,339
Linn Co., LLC(2)	328,000	12,670,639
MarkWest Energy Partners, L.P.(2)(4)	157,500	8,139,600
Off-Gas Partners QP, L.P.(1)(5)(6)(4)		700,000
PVR Partners, L.P.(2)(4)	212,074	5,108,863
Targa Resources Corp.	68,633	3,437,827
Targa Resources Partners, L.P.(2)(4)	155,979	5,875,729
Whiting USA Trust II	62,500	1,017,500
Williams Companies, Inc.(2)	362,000	11,888,080

		71,027,052

Natural Gas/Natural Gas Liquids Pipelines—34.6%
United States—34.6%
El Paso Pipeline Partners, L.P.(1)(4)	375,767	14,027,382
Energy Transfer Equity, L.P.(1)(2)(4)	247,000	11,231,090
Enterprise Products Partners, L.P.(1)(2)(4)	436,882	22,643,595
EQT Midstream Partners, L.P.(2)	82,734	2,541,588
Regency Energy Partners, L.P.(4)	127,200	2,845,464

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2012

	Shares/Units	Fair Value
Spectra Energy Corp.(1)	180,877	$5,055,512
Spectra Energy Partners, L.P.(4)	172,796	5,147,593

		63,492,224

Power/Utility—2.8%
United States—2.8%
CenterPoint Energy, Inc.(2)	264,000	5,208,720

		5,208,720

Shipping—14.7%
Bermuda—2.7%
Golar LNG Partners, L.P.(2)	167,500	5,008,250
Republic of the Marshall Islands—9.0%
Navios Maritime Partners, L.P.	322,062	4,312,410
Teekay Offshore Partners, L.P.(2)	458,252	12,203,251
United States—3.0%
Capital Product Partners, L.P.(5)(6)(4)	622,222	5,423,038

		26,946,949

Specialty—0.4%
United States—0.4%
Hi-Crush Partners, L.P.(2)	53,000	819,380

		819,380

Total Master Limited Partnerships and Related Companies(4) (Cost $242,101,131)		$259,061,402

Money Market Fund—1.7%
United States—1.7%
JPMorgan U.S. Government Money Market Fund(1)	3,231,520	$3,231,520

Total Money Market Fund(4) (Cost $3,231,520)		$3,231,520

Total Investments—142.8% (Cost $245,332,651)		262,292,922
Credit Facility—(40.9%)		(75,200,000)
Other Assets and Liabilities—(1.9%)		(3,408,123)

Total Net Assets Applicable to Common Shareholders—100.0%		$183,684,799

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.
(1)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of November 30, 2012 the total fair value of securities held as collateral for the line of credit agreement is $184,921,482.

(3)	Distributions are paid-in-kind.
(4)	Non-income producing security.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2012

(5)	Security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(6)

Restricted securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 3.3% of net assets. See Notes to Consolidated Financial Statements for further information.

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond	March 2013	46	$(6,902,875)	$(476)
E-Mini S&P 500	December 2012	276	(19,518,720)	187,309
WTI Crude(1)	January 2013	32	(2,845,120)	(94,465)

			$(29,266,715)	$92,368

Credit Default Swap Agreements—Buy Protection:(2)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at November 30, 2012(3)	Notional Amount(4)	Value(5)	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Morgan Stanley Capital Services, LLC; Series 18	5.00%	6/20/17	4.72%	$20,097,000	$(444,143)	$379,737	$(823,880)

					$(444,143)	$379,737	$(823,880)

(1)	These securities are held by the Subsidiary.
(2)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(3)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreement as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(4)

The notional amount represents the maximum potential gross amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

(5)	Value includes upfront payments paid/(received) and unrealized gain/(loss).

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

November 30, 2012

Assets:
Investments at fair value (cost $245,332,651)	$262,292,922
Deposits with brokers for futures contracts	1,416,000
Deposits with brokers for swap agreements	410,000
Dividends and interest receivable	254,163
Deferred tax asset	649,666
Premiums paid on credit default swap agreements	379,737
Receivable from investments sold	1,403,789
Variation margin on futures contracts	17,940
Prepaids and other assets	7,750

Total assets	266,831,967

Liabilities:
Credit facility	75,200,000
Distributions payable	3,125,276
Payable for investments purchased	397,952
Unrealized loss on swap agreements	823,880
Line of credit fees payable	8,555
Payable to Adviser	226,234
Trustee Fees payable	22,500
Variation margin on futures contracts	34,068
Deferred tax liability	3,013,051
Accounts payable and accrued expenses	295,652

Total liabilities	83,147,168

Net assets applicable to common shareholders	$183,684,799

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 9,470,532 shares issued and outstanding (10,215,463 shares authorized)	$94,705
Paid-in capital	172,440,819
Accumulated net investment income	527,603
Accumulated net realized loss	(2,594,036)
Net unrealized appreciation on investments	13,215,708

Net assets applicable to common shareholders	$183,684,799

Net Asset Value:
Net assets applicable to common shareholders	$183,684,799
Common shares outstanding	9,470,532

Net asset value per common share outstanding	$19.40

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

For the period May 24, 2012(1) through November 30, 2012

Investment Income:
Distributions from master limited partnerships	$5,437,219
Less return of capital on distributions	(5,062,900)

Net distributions from master limited partnerships	374,319
Dividends from master limited partnership related companies	1,741,125
Dividend income	1,428
Interest income	1,604
Foreign tax withholding	(7,882)

Total Investment Income	2,110,594

Operating Expenses:
Investment management fees	1,479,470
Administration fees	78,553
Trustees fees	67,500
Line of credit commitment fees	20,239
Custodian fees	14,333
Professional fees	258,694
Interest expense	281,795
Other expenses	169,098

Total Expenses	2,369,682

Less expenses reimbursed by the Adviser	(246,578)

Net Expenses	2,123,104

Net Investment Loss, Before Income Taxes	(12,510)

Deferred tax benefit	118,634

Net Investment Income	106,124

Realized and Unrealized Gain/Loss:
Net realized gain on investments	536,564
Net realized loss on written option contracts	(339,297)
Net realized loss on futures contracts	(2,142,211)
Net realized loss on swap agreements	(2,539,956)

Net realized loss, before income taxes	(4,484,900)
Deferred tax benefit	531,032

Net realized loss	(3,953,868)

Change in unrealized appreciation/depreciation from investments, option contracts, futures contracts and swap agreements, before income taxes	16,228,759

Deferred tax expense	(3,013,051)

Net change in unrealized appreciation/depreciation from investments, option contracts,futures contracts and swap agreements	13,215,708

Net realized and unrealized gain from investments, option contracts, futures contracts and swap agreements	9,261,840

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$9,367,964

(1)	Commencement of operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Changes in Net Assets

For the period May 24, 2012(1) through November 30, 2012

Operations:
Net investment income, net of income taxes	$106,124
Net realized loss, net of income taxes	(3,953,868)
Change in unrealized appreciation/depreciation, net of income taxes	13,215,708

Net increase in net assets applicable to common shareholders resulting from operations	9,367,964

Distributions to Common Shareholders:
Return of capital	(6,201,092)

Total distributions to common shareholders	(6,201,092)

Capital Share Transactions:
Proceeds from initial public offering of 9,000,000 common shares	180,000,000
Proceeds from additional offering of 459,100 common shares	9,182,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(8,891,555)
Issurance of 6,432 common shares from reinvestment of distributions to common shareholders	127,482

Net increase in net assets applicable to common shareholders from capital share transactions	180,417,927

Total increase in net assets applicable to common shareholders	183,584,799
Net Assets:
Beginning of period	100,000

End of period	$183,684,799

Accumulated net investment income	$527,603

(1)	Commencement of operations

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

For the period May 24, 2012(1) through November 30, 2012

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$9,367,964
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(546,961,380)
Proceeds from disposition of investments	297,107,189
Return of capital distributions from MLPs	5,062,900
Premiums paid on credit default swap agreements	(379,737)
Net realized gain on investments	(536,564)
Net realized gain on foreign currency	(4,796)
Change in unrealized appreciation/depreciation from investments	(16,960,271)
Change in unrealized appreciation/depreciation from swap agreements	823,880

Change in operating assets and liabilities:
Deposits with brokers for futures contracts	(1,416,000)
Deposits with brokers for swap agreements	(410,000)
Dividends and interest receivable	(254,163)
Deferred tax asset	(649,666)
Receivable from investments sold	(1,403,789)
Prepaids and other assets	(7,750)
Net variation margin payable	16,128
Payable for investments purchased	397,952
Line of credit fees payable	8,555
Payable to Adviser	226,234
Trustee fees payable	22,500
Deferred tax liability	3,013,051
Accounts payable and accrued expenses	295,652

Net cash used in operating activities	(252,642,111)

Cash Flows From Financing Activities:
Advances from credit facility	113,000,000
Repayments on credit facility	(37,800,000)
Issuance of common shares	189,182,000
Common shares issuance costs	(8,891,555)
Distributions paid to common shareholders, net of reinvestments	(2,948,334)

Net cash provided by financing activities	252,542,111

Net decrease in cash and cash equivalents	(100,000)
Cash and cash equivalents at beginning of period	100,000

Cash and cash equivalents at end of period	$—

Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$127,482
Supplemental schedule of cash activity:
Cash paid for interest during the period	$259,531
Cash paid for non-use fees during the period	11,684

(1)	Commencement of operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

For the period May 24, 2012(1) through November 30, 2012

Per Common Share Data:(2)
Public offering price	$20.00
Income from investment operations:
Net investment income(3)	0.01
Net realized and unrealized gain from investments	1.00

Net increase resulting from operations	1.01

Distributions paid from:
Return of capital	(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	(0.95)

Net Asset Value, end of period	$19.40

Per common share market value, end of period	$19.54

Total Investment Return Based on Market Value(5)(6)	1.13%

Ratios to Average Net Assets:(7)
Net investment income	0.11%
Gross operating expenses	4.94%
Net operating expenses(8)	4.69%
Net operating expenses (excluding deferred income tax benefit/expense)(8)	2.22%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$183,685
Average net assets (000s)	184,441
Portfolio turnover(5)	47.73%
Asset coverage per $1,000 unit of senior indebtedness(8)	$3,443
Short-term borrowings, end of period (000s)	$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for the entire period.
(3)	Per share net investment gain has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.
(6)

Total investment return is calculated assuming a purchase of common shares at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumend for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7)	Annualized for periods less than one year.
(8)	The amount includes a waiver of investment management fees representing 0.25% to the expense ratio. Without this waiver, the expense ratio would be higher.
(9)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and the Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

Publicly-traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments. Fixed-income securities maturing within a relatively short time frame and of sufficient credit quality may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

•	DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012 futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time. Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Total return swaps are fair valued based on the value of the underlying security, accrued interest and the terms of the specific agreement.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012 intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% can be in securities of privately held companies. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a value and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at period end are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

The Fund had the following transactions in written call options during the period ended November 30, 2012:

	Number of Contracts	Premiums
Options outstanding at May 24, 2012*	—	$—
Options written	16,114	820,325
Options exercised	(1,078)	(100,820)
Options expired	(4,674)	(311,761)
Options closed	(10,362)	(407,744)

Options outstanding at November 30, 2012	—	$—

*	Commencement of operations.

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks. During the period ended November 30, 2012, the Fund invested in credit default swap and total return swap agreements.

A credit default swap (“CDS”) agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of CDSs.

The Fund as a buyer of a CDS would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

A total return swap (“TRS”) agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs and TRSs are subject to counterparty risk, market risk and interest rate risk. CDSs and TRSs utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for TRSs and CDSs.

The Adviser has claimed an exemption from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, for the period ended November 30, 2012, the Fund was not subject to the registration and regulatory requirements of the CEA. On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted amendments to its rules that have affected the Adviser and the Fund's abilities to continue to claim this exemption after December 31, 2012. Pursuant to these amendments, the Adviser registered as a commodity pool operator and, along with the Fund, is subject to regulation and additional reporting requirements under the CEA.

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Fund to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Fund is uncertain.

During the period ended November 30, 2012, the Fund’s direct investments in derivatives consisted of written call options, futures contracts, and CDS and TRS agreements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

The following is a summary of the fair value of derivative instruments held directly by the Fund as of November 30, 2012. These derivatives are presented in the Consolidated Schedule of Investments.

	Assets	Liabilities
	Variation Margin*	Unrealized Loss on Swap Agreements	Variation Margin*
Equity Risk Exposure:
Futures Contracts	$187,309	$—	$—
Commodity Risk Exposure:
Futures Contracts	—	—	94,465
Credit Risk Exposure:
Credit Default Swap Agreements	—	823,880	—
Interest Rate Risk Exposure:
Futures Contracts	—	—	476

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets, Liabilities and Shareholders' Equity.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the period May 24, 2012 (commencement of operations) through November 30, 2012:

	Net Realized Gain/Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Futures Contracts	$(2,187,732)	$187,309
Total Return Swap Agreements	(1,387,540)	—
Written Call Options	(339,297)	—
Commodity Risk Exposure:
Futures Contracts	(191,359)	(94,465)
Credit Risk Exposure:
Credit Default Swap Agreements	(1,152,416)	(823,880)
Interest Rate Risk Exposure:
Futures Contracts	236,880	(476)

Volume of Derivative Activity

The following is a summary of the average monthly notional value of futures contracts sold short, written call options, and swap contracts including credit default swaps where protection was purchased from May 24,

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

2012 (commencement of operations) through November 30, 2012, as well as the notional amount of futures contracts and swap agreements outstanding as of November 30, 2012:

	Monthly Average Notional Amount	Notional Amount Outstanding at November 30, 2012
Options written	$17,307	$—
Futures contracts	(19,466,022)	(29,266,715)
Swap agreements	8,808,447	20,097,000

Total	$(10,640,268)	$(9,169,715)

(k) OFFERING COSTS

Offering costs (excluding underwriter discounts and commissions) of $375,302 were charged to additional paid-in capital when the shares were issued.

(l) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent is distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains, if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the period ended November 30, 2012, all of the Fund’s distributions are return of capital.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012 investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

(m) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosures of both gross and net information related to offsetting and related arrangements enabling users of the financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Fund’s financial statement disclosures.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended November 30, 2012, the Fund estimated that approximately 93% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $5,062,900 of dividends and distributions received from its investments. Net realized gain was increased by $1,143,920 and change in net unrealized appreciation (depreciation) was increased by $3,918,980 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the period May 24, 2012 (commencement of operations) through November 30, 2012, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012 capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets on an as needed basis, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of November 30, 2012, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$70,327,052	$—	$—	$—	$700,000	$—	$71,027,052	$—
Shipping	21,523,911	—	5,423,038	—	—	—	26,946,949	—
Other Master Limited Partnerships and Related Companies	161,087,401	—	—	—	—	—	161,087,401	—
Money Market Fund	—	—	3,231,520	—	—	—	3,231,520	—
Futures Contracts	—	92,368	—	—	—	—	—	92,368
Credit Default Swap Agreements	—	—	—	(823,880)	—	—	—	(823,880)

Total	$252,938,364	$92,368	$8,654,558	$(823,880)	$700,000	$—	$262,292,922	$(731,512)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investment Securities, such as futures contracts and swap agreements.These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of November 30, 2012.

	Fair Value as of November 30, 2012	Valuation Technique(s)	Liquidity of Investments	Adjustments to NAV**
Type of Assets
Master Limited Partnerships and Related Companies
Off-Gas Partners QP, L.P.	$700,000	NAV as Practical Expedient*	Greater than Quarterly	None

Total Investments	$700,000

The Fund discloses transfers between levels based on valuations at the end of the reporting period.

*	Unobservable valuation input.
**	NAV may be adjusted if the underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if the underlying fund is not reporting its investments at fair value.

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of May 24, 2012(1)	Gross Purchases	Gross Sales	Transfers Out	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of November 30, 2012
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$—	$700,000	$—	$—	$—	$—	$700,000

Total Investments	$—	$700,000	$—	$—	$—	$—	$700,000

(1)	Commencement of operations.

(4) RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. The restricted securities held at November 30, 2012, all of which have been deemed to be illiquid, are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Capital Product Partners, L.P.	3.0%	6/4/12	$5,599,998	622,222	$5,423,038
Off-Gas Partners QP, L.P.	0.4%	6/5/12	700,000		700,000

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

(5) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $71,000,000 credit facility, and the Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $24,000,000 credit facility. Borrowings under the Agreement and Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement and Sub Agreement provide for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum. The average amount of consolidated borrowings during the period May 24, 2012 (commencement of operations) and November 30, 2012, was $53,033,598. The weighted average interest rate paid on the lines of credit on borrowings during the same period was 0.95%. The asset coverage per one thousand dollars of indebtedness, is $3,443. The current credit facility agreement expires on June 25, 2018.

(6) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2012 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$6,201,092	$6,201,092

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2012:

Cost of investments	$245,442,696

Gross unrealized appreciation	18,988,207
Gross unrealized depreciation	(2,232,446)

Net unrealized appreciation (depreciation) before tax	16,755,761
Net unrealized appreciation (depreciation) after tax	13,742,710
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	(2,593,435)

Total accumulated earnings (losses)	11,149,275

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

As of the end of the tax year ended November 30, 2012, the Fund had net capital loss carryforwards (“CLCFs”) as summarized in the table below.

Short-term Amount	Long-term Amount	Total
$1,187,970	$1,058,411	$2,246,381

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end November 30, 2013. The Fund’s deferred losses are as follows:

Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
$—	$347,054	$347,054

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of November 30, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforward	$118,634
Capital loss carryforward	531,032

Total deferred tax assets	649,666

Less Deferred tax liabilities:
Unrealized gain on investment securities	(3,013,051)

Total net deferred tax liability	$(2,363,385)

The Fund has net capital loss carryforwards (“CLCFs”) attributable to the Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. The Fund also has net operating loss carryforwards (“NOLs”) attributable to the Subsidiary. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended November 30, 2012		Expiration
Capital Loss Carry Forward	$1,475,090	November 30, 2017

Net Operating Loss Carry Forward	$329,538	November 30, 2032

The capital loss for the period ended November 30, 2012 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carry forward is dependent upon the Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended November 30, 2012, as follows:

	Deferred	Total
Application of statutory income tax rate	$2,232,086	$2,232,086
State income taxes, net of federal tax benefit	131,299	131,299

Total income tax expense	$2,363,385	$2,363,385

(7) INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $338,760,842 and $92,187,944, respectively.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Administrator also provides the Fund with legal, compliance, custody and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(9) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

The Adviser has contractually agreed to waive its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) until May 31, 2014.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

(10) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

For the Period May 24, 2012 (commencement of operations) through November 30, 2012

(11) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 9,470,532 shares issued and outstanding at November 30, 2012. Transactions in common shares for the period May 24, 2012 (commencement of operations) through November 30, 2012 were as follows:

Shares issued and outstanding at May 24, 2012 (commencement of operations)	5,000
Shares sold through initial public offering	9,000,000
Shares issued from underwriter's over-allotment option exercised	459,100
Shares issued through reinvestment of dividends	6,432

Shares issued and outstanding at November 30, 2012	9,470,532

(12) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of November 30, 2012.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

November 30, 2012

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	1	The Endowment Funds (investment companies) (five funds); Salient
MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds), since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010; the Salient Alternative Strategies Funds (3 funds), since 2010.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 51	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the past sixteen years.	1	The Endowment Funds (investment companies) (five funds); Salient
				MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006; the Salient Alternative Strategies Funds (3 funds), since 2010.
Dr. Bernard Harris Age: 56	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	1	The Endowment Funds (investment companies) (five funds); since 2009; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998; the Salient Alternative Strategies Funds, since 2010.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75	Trustee (Since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	1	The Endowment Funds (investment companies) (five funds); Salient
				MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (3 funds), since 2010.
G. Edward Powell Age: 76	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	1	The Endowment Funds (investment companies) (five funds); Salient
				MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; the Salient Alternative Strategies Funds (3 funds), since 2010.
Scott E. Schwinger Age: 47	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	1	The Endowment Funds (investment companies) (five funds); Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; the Salient Alternative Strategies Funds (3 funds), since 2010.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	1	The Endowment Funds (investment companies) (five funds); Salient
				MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (3 funds) since 2010.
Andrew B. Linbeck(1) Age: 48	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	1	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund (investment company) since 2011; the Salient Alternative Strategies Funds (3 funds) since 2010.
Greg A. Reid(1) Age: 47	Trustee, President and Chief Executive Officer (Since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.	1	Salient MF Trust (investment company) (one fund) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. Haag Sherman(1) Age: 47	Trustee (Since inception)	Non-executive vice chairman of Salient, since 2012.	1	The Endowment Funds (investment companies) (five funds); Plains Capital Corporation since 2009; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Blue Dolphin Energy Company since 2012; the Salient Alternative Strategies Funds (3 funds) since 2010.

(1)	This person’s status as an “interested” trustee arises from his affiliation with the Adviser.

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since July 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005

John E. Price Age: 45 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since January 2010)	Director and Chief Financial Officer, Adviser, since 2003; Partner, Director and Chief Financial Officer of, Salient, since 2003

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer will be submitting to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual, no more than 30 days after the annual shareholder meeting.

Privacy Policy

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2012

(Unaudited)

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Midstream & MLP Fund

4265 San Felipe, 8th Floor Houston, Texas 77027 Toll-Free: 800-809-0525

NYSE: SMM

11/30

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. G. Edward Powell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Current Year
Audit Fees	$50,000
Audit-Related Fees	$16,000
Tax Fees	$0
All Other Fees	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year

0%

(f)	Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year

$0

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Jonathan P. Carroll, Dr. Bernard A. Harris, Jr., G. Edward Powell, and Scott E. Schwinger.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SALIENT MIDSTREAM & MLP FUND

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Fund seeks to assure that proxies received by the Fund are voted in the best interest of the Fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Advisor and Sub-Advisor Policies

Except as provided in Section III below, the Fund delegates the authority to vote proxies related to portfolio securities to Salient Capital Advisors, LLC, (the “Advisor”), as investment advisor to the Fund. For each portion of the Fund’s portfolio managed by a sub-advisor retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Advisor”), the Advisor in turn may delegate its proxy voting authority to the Sub-Advisor responsible for that portion of the Fund’s portfolio. The Board of Trustees of the Fund adopts the proxy voting policies and procedures of the Advisor and Sub-Advisors as the proxy voting policies and procedures that will be used by the respective entity when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Advisor or Sub-Advisor seeks the Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent Trustees of the Fund may provide the Fund’s consent to vote.

IV.	Annual Review of Proxy Voting Policies of Advisor and Sub-Advisors

The Board of Trustees of the Fund will review on an annual basis the proxy voting policies of the Advisor and Sub-Advisors applicable to the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Greg A. Reid, Frank T. Gardner III and Lee Partridge (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years

Greg A. Reid	Trustee, President and Chief Executive Officer (since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.

Frank T. Gardner III	Director and Portfolio Manager since 2012.	Portfolio Manager and Director of Research for Salient Capital Advisors, LLC from 2010 to 2011. Portfolio Manager for Telemus Capital Partners from 2007 to 2010.

Lee Partridge	Managing Director and Chief Investment Officer since 2012.	Chief Investment Officer of Salient Partners, LP since November 2010. Founder and CEO of Integrity Capital, LLC, from September 2009 to November 2010. Head of fixed income and deputy chief investment officer at the Teacher Retirement System of Texas from May 2001 to September 2009.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2012:

Name	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Greg A. Reid
Registered investment companies	2	$225M	0	0
Other pooled investment companies	0	0	4	$267M
Other accounts	2	$285M	2	$55M

Frank T. Gardner III
Registered investment companies	2	$225M	0	0
Other pooled investment companies	0	0	4	$267M
Other accounts	2	$285M	2	$55M

Lee Partridge
Registered investment companies	11	$3,233M	0	0
Other pooled investment companies	9	$879M	0	0
Other accounts	0	0	1	$8,712M

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2012:

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of the Fund’s equity securities prior to this offering; however, through their limited partner interests in the parent company of the adviser, which owned all the Fund’s outstanding shares as of April 23, 2012 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of the Fund’s securities.

(a)(4) As of November 30, 2012:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Greg A. Reid	$—
Frank T. Gardner III	$—
Lee Partridge	$—

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 24, 2012 through May 31, 2012	—	N/A	N/A	N/A
June 1, 2012 through June 30, 2012	—	N/A	N/A	N/A
July 1, 2012 through July 31, 2012	—	N/A	N/A	N/A
August 1, 2012 through August 31, 2012	—	N/A	N/A	N/A
September 1, 2012 through September 30, 2012	—	N/A	N/A	N/A
October 1, 2012 through October 31, 2012	—	N/A	N/A	N/A
November 1, 2012 through November 30, 2012	—	N/A	N/A	N/A
December 1, 2012 through December 31, 2012	—	N/A	N/A	N/A

Total	—

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date:	January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date:	January 28, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	January 28, 2013